Exhibit 10.15(a)

October  10, 1997
6-1162-GOC-136



Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:    Certain Long Term Contractual Matters

Reference:  Aircraft General Terms Agreement (the AGTA) and all
            Purchase Agreements in effect as of the date hereof (the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer)

Ladies and Gentlemen:

This Letter Agreement documents the agreement between Boeing and Customer with respect to certain long term contractual matters.
All terms used but not defined in this Letter Agreement shall have the same meaning as in the AGTA.

1.    Requirement Aircraft.

      In consideration of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and other benefits received by Customer under this Letter Agreement, the AGTA and Purchase Agreements in effect between Customer and Boeing, and subject to the terms and conditions of this Letter Agreement, Customer and Boeing agree that Customer shall purchase all of Customer's requirements for new passenger aircraft with seating capacities (in Customer's configuration) ranging between 100 and 400 seats and scheduled for delivery before January 1, 2018 from Boeing. Boeing agrees to sell to Customer all of Customer's requirements for such aircraft. All such aircraft so purchased from Boeing shall hereinafter be referred to as Requirement Aircraft.

2.    Availability of Aircraft.

      If Boeing for any reason is unable to deliver a new passenger aircraft that has a seating capacity between 100 and 400 seats in the time period required by Customer, Customer may purchase or lease Boeing manufactured aircraft from another source (e.g. leasing companies) to support that requirement. If, after reasonable inquiry, no such Boeing aircraft are available to Customer on terms and conditions deemed reasonable by Customer for delivery in such time period, Customer may elect to purchase or lease non-Boeing aircraft solely for delivery during that time period, but this obligation to purchase and sell will otherwise be unaffected.

3.    Enforceability of Paragraphs 1 and 2.

      Boeing has agreed with the European Commission (EC) as part of their approval of Boeing's merger with McDonnell Douglas, that Boeing will not enforce the provisions of this Letter Agreement with Customer which require that all of Customer's requirements for aircraft of designated sizes be purchased from Boeing.
Boeing will notify Customer promptly in the event of any change in the agreement with the EC.

4.    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.    Addition of New Aircraft Models and Types.

      In the event Customer elects to purchase aircraft models and types that are not yet included in the Purchase Agreements, Boeing agrees to negotiate with Customer in good faith to establish the terms and conditions (to the extent not provided herein) under which Boeing will sell and Customer will purchase such additional aircraft models and types.

6.    Corporate Ownership Change, Mergers and Acquisitions.

      6.1 If Customer acquires a majority of the outstanding capital stock of another air carrier, the terms of this Letter Agreement shall apply to such entity, however, such air carrier may honor its preexisting firm aircraft orders. If Customer acquires less than a majority of the outstanding capital stock of another air carrier, the terms of this Letter Agreement shall not apply to the other air carrier.

      6.2 If another air carrier acquires an interest in Customer, the terms of this Letter Agreement shall not apply to such other air carrier unless consented to in writing by such other air carrier and Boeing.

      6.3 In the event of a merger of Customer and another air carrier, if Customer is the surviving entity, then the terms of this Letter Agreement shall apply to such combined entity; provided that such combined entity may honor the pre-existing firm aircraft orders of the other air carrier.

      6.4 In the event of a merger of Customer and another air carrier, if Customer is not the surviving entity, then the surviving entity shall be bound by the terms of this Letter Agreement with respect to future aircraft purchases for the combined fleet, but only on a proportional basis calculated by dividing the number of seats in Customer's fleet on aircraft of 100 seats or more immediately prior to the effective date of the merger by the number of seats in the combined fleet on aircraft of 100 seats or more immediately after the effective date of the merger (the Required Percentage). The surviving entity shall be deemed to have met its obligations hereunder if, on the third anniversary of the effective date of the merger, and on every third anniversary thereafter until January 1, 2018, the sum of the total number of seats on Requirement Aircraft purchased by the surviving entity during the three year period immediately preceding the applicable anniversary, divided by the sum of the total number of seats on all new aircraft that have a seating capacity between 100 and 400 seats purchased by the surviving entity during such three year time period, is equal to or greater than the Required Percentage. Excluded from this calculation shall be all undelivered aircraft that were on firm order by both entities prior to the effective date of the merger and aircraft acquired pursuant to paragraphs 2 and 7 hereof.

      This paragraph will not negate the obligation by the surviving entity to honor contractual commitments made by Customer or the other air carrier prior to the merger.

7.    Used Aircraft.

      Nothing under this Letter Agreement will prevent Customer from (i) renewing existing leases for Boeing or non-Boeing aircraft or (ii) acquiring or leasing used aircraft whether or not manufactured by Boeing provided that such aircraft have been in airline service at least one year.

8.    Model Substitution.

      Within a Model Type.   [CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      Cross Model Substitution.   [CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.    Advance Payments.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

10.   Option Deposits.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

14.   Pricing of Requirement Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
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15.   Credit Memoranda for Requirement Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

16.   Aircraft Performance Guarantees.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

17.   Customer Support Provisions for Future Requirement
      Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

18.   Warranty Provisions for Requirement Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

19.   Assignment.

      The commitments contained in this Letter Agreement may not be assigned by either party without the prior written consent of the other party, except either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party.

20.   Confidential Treatment.

      Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties as confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations

21.   Miscellaneous.

      21.1    GOVERNING LAW.  THIS LETTER  AGREEMENT WILL BE
INTERPRETED UNDER AND GOVERNED BY THE LAW OF THE STATE OF
WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES
SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF
ANOTHER JURISDICTION.

      21.2 Amendments. This Letter Agreement may not be amended or modified except in writing signed by both parties.

      21.2 Headings. Headings used in this Letter Agreement are for convenient reference only and are not intended to affect the interpretation of this Letter Agreement.

      21.3 Waiver/Severability. Failure by either party to enforce any provision of this Letter Agreement will not be construed as a waiver. If any provision of this Letter Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Letter Agreement will remain in effect.

      21.4    Entire Agreement.

This Letter Agreement contains the entire agreement of the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof.

Very truly yours,

THE BOEING COMPANY


By       /s/ Gunar O. Clem

Its        Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: October 10, 1997

CONTINENTAL AIRLINES, INC.


By      /s/ Brian Davis

Its     Vice President

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]